OMB APPROVAL
OMB Number: 3235-0570
Expires: January 31, 2014
Estimated average burden hours per response...20.6

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21713

Madison Strategic Sector Premium Fund
(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711
(Address of principal executive offices)(Zip code)

Pamela M. Krill
Madison/Mosaic Legal and Compliance Department
550 Science Drive
Madison, WI  53711
(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1. Certified Financial Statement

ANNUAL REPORT

December 31, 2012

Active Equity Management combined with a Covered Call Option Strategy

www.madisonfunds.com

MSP | Madison Strategic Sector Premium Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Portfolio of Investments	8

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Financial Highlights	14

Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	20

Other Information	21

Trustees and Officers	24

Dividend Reinvestment Plan	29

MSP | Madison Strategic Sector Premium Fund

Management’s Discussion of Fund Performance

What happened in the market during 2012?

The old adage that markets climb “a wall of worry” was demonstrated by domestic and international stock markets in 2012. Despite signs of sluggish economic growth in the U.S., a recession in Europe, and slowing growth in the emerging markets, investors were well rewarded for holding stocks. The domestic stock market, as measured by the S&P 500, was up 16.0%, while the broad international market, as measured by the MSCI EAFE Index advanced 17.9%. The Russell Emerging Markets Index advanced 19.2%, and even investors in Europe found enough good news in the midst of a still-uncertain sovereign debt crisis to push stock valuations up strongly. The Morningstar Europe Stock Category showed mutual funds specializing in this region up 20.9% for the year. We believe the largest reason for these positive returns was the continued, unprecedented stimulus from the Federal Reserve and central banks around the world.

Despite the impressive returns in the broad indices, stocks were not uniformly positive for the year, with a wide disparity of returns among U.S. Sectors. The Utilities Sector trailed with a loss of -2.9% for the year, while the Financial Sector led the market with a 26.3% return, followed by the Consumer Discretionary Sector, with a 21.9% return. In general, more economically sensitive and lower-quality stocks rallied, while the more defensive sectors such as Utilities and Consumer Staples lagged the broader market. Lower demand and increased energy production, particularly in domestic natural gas, dampened commodity returns, with the S&P Energy Sector up just 2.3% for the year. In general, small and mid-cap stocks advanced in the same range as large stocks, while value stocks had a slight advantage over similarly sized stocks classified as growth.

While year-end investment returns were heartening to investors, the journey was uneven. Headlines seemed to provide an endless stream of uncertainties from around the world. The most potent of these influences was the sovereign debt crisis in Europe. Worries over the possible default of debt by the most economically troubled countries in southern Europe took the steam out of the year’s first quarter rally, as the S&P 500 dipped -9.6% between April 2 and June 1. Over the summer months perceived progress on resolving Greece’s debt crisis fueled a rally. The S&P rose 15.4% between June 1 and September 14, as confidence rose for a positive resolution, supported by European Central bank President Mario Draghi’s July statement that he would do “whatever it takes” to hold the Eurozone together. As the year progressed the nation’s attention turned away from Europe to the presidential election and only late in the period did investors begin to focus on the so-called fiscal cliff. The January 2013 deadline for automatic shifts to higher taxes and lower spending was partially fended off with a late-December, last-minute compromise. However, the compromise came too late to make up for year-end stock market losses which resulted from the nervousness regarding the pending cliff.

Equity market volatility, as measured by the CBOE Market Volatility Index (VIX), trended lower for most of the year with the exception of relatively short upswings during the market retreat in April and May and the year-end fiscal cliff uncertainty. During the late summer, volatility reached multi-year lows resulting in sub-optimal option pricing.

How did the fund perform given the marketplace conditions during 2012?

For the year ending December 31, 2012, on a Net Asset Value (NAV) basis, the Madison Strategic Sector Premium Fund (“MSP”) rose 9.9%, compared to the 16% return on the S&P 500 and the 5.2% return of the CBOE S&P BuyWrite Index (BXM). On a share price basis, MSP advanced 14.0%. The fund’s share price discount to the NAV narrowed throughout the year, starting at a 15.7% discount and ending the year at an 13.5% discount. In late September, the discount was at its narrowest level at 8.6%. MSP distributed $1.04 per share for the full year, on par with the 2011 distribution level. The majority of the distribution this year was a return of capital. However, we earned $1.24 from investment operations as our NAV increased from $12.63 to $12.83. Using year-end values, the fund’s yield was 8.1% on NAV or 9.4% on market price.

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | continued

Typically, a covered call strategy will lag the overall market during periods of strong upward movement in stock prices as the sale of call options against stock positions limits full participation in favor of higher income potential and downside protection. This certainly impacted the fund’s ability to keep up with the S&P 500 strong returns over the past 12 months. The fund, however, outperformed the CBOE S&P BuyWrite Index (BXM) by over 470 basis points. The BXM Index is a representation of a passive covered call strategy on the S&P 500.

The strong full year performance of the S&P 500 was fairly narrowly driven with only three of the index’s ten sectors outperforming, namely, Financials, Consumer Discretionary and Health Care. Within the Financial Sector, the fund benefitted by being overweight for the majority of the year and only moving to a small underweight position at year-end as individual holdings were either sold or assigned via option expiration following strong performance. Similarly, the fund benefited from its steady overweight position in the Health Care Sector although the impact wasn’t as pronounced since the sector was driven by a strong rebound in “big Pharma” stocks which were under represented in the fund. Within the Consumer Discretionary sector, the fund was overweight for the first half of the year and moved to a small underweight position as holdings were called away. The fund also benefitted from having no exposure to the Utilities, Consumer Staples and Telecommunications Sectors which were among the worst performing areas of the market for the full year. The Energy Sector was also an area of general weakness for the market with the noted exception of the refining sub-sector. The fund’s below market exposure to the Energy Sector was a positive, however, performance of the fund’s individual energy holdings lagged the overall sector returns. With respect to cash levels, a rising stock market typically results in a high level of stock assignments which can occur when a holding’s market price moves above the call option’s strike price. A high level of assignments will lead to higher cash levels until the cash is reinvested into other appropriate equity holdings. During 2012, assignment activity was relatively high given the stock market’s strong advance and the fund’s cash level was consistently pressured higher through most option expiration dates. The fund reinvested cash throughout the year in a manner consistent with the fund manager’s disciplined investment approach. As the year closed and stock markets approached multi-year highs, attractive investment opportunities became scarcer and cash levels remained relatively high at approximately 14%. Clearly, in a rising market, cash balances of any sort are a drag on the fund’s relative investment performance.

Individual stock performance was mixed during the year. Many financial holdings performed very well, rebounding from a poor 2011. Technology holdings were bifurcated with many software holdings performing strongly but hardware or defense technology performing poorly. The fund’s energy holdings underperformed as the focus on exploration and production companies missed the mark as refiners and large integrated companies performed better. The fund believes that its energy holdings are very high quality and the fund continues to believe in the long-term potential of the holdings despite the poor short-term performance. Consumer Discretionary holdings also provided varied returns as certain areas of consumer spending, such as home improvement, showed strength while general consumer spending trends remain challenged, affecting big box and specialty retailers. Within the fund’s health care holdings, biotechnology related stocks performed very well while medical device companies lagged slightly.

Describe the fund’s portfolio equity and option structure.

As of December 31, 2012, the fund held 44 equity securities and unexpired covered call options had been written against 74.9% of the fund’s stock holdings. During 2012, the fund generated premiums of $5.2 million from its covered call writing activities. It is the strategy of the fund to write “out-of-the-money” call options, as of December 31, 54% of the fund’s call options (31 of 57 different options) and remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The fund’s managers have also begun writing options “closer-to-the-money” in order to capture higher premium income and provide the fund added protection from a reversal in the market’s most recent upward trend. The fund can, on a limited basis, write (sell)

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | continued

put options on existing equity positions which provide an opportunity to add to an existing holding at a lower price while collecting additional option premium. As of year-end, the fund had three short put positions, the value of which if the put options were exercised represented 4.0% of total fund assets.

Which sectors are prevalent in the fund?

From a sector perspective, the fund’s largest exposure as of December 31, 2012 was to the Technology Sector, followed by Health Care, Financials, Consumer Discretionary, and Energy. The fund had no exposure to the Consumer Staples, Telecommunications Services and Utilities Sectors as of year-end.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/12

Consumer Discretionary	8.5%
Energy	6.3%
Financials	12.5%
Health Care	23.4%
Industrials	3.4%
Information Technology	23.9%
Materials	2.7%
U.S. Government and Agency Obligations	16.2%
Investment Companies	3.1%

Discuss the fund’s security and option selection process.

The fund is managed by two teams of investment professionals. We like to think of these teams as a “right hand” and “left hand,” meaning they work together to make common stock and option decisions. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing. The fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy seeks companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams as opposed to a philosophy tied to the current market trends. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to the fund’s shareholders.

Once we have selected attractive and solid investments for the fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund may participate in some stock appreciation. By receiving option premiums, the fund typically receives a higher level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Discuss how risk is managed through the fund’s investment process.

Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:

1. Focus on the underlying security. The manager’s bottom-up stock selection process is geared toward investing in companies with strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s “growth-at-a-reasonable-price (GARP) philosophy is specifically tuned to such valuation discipline.

2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the fund. The specific characteristics of the call options ( strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | continued

more defensive with the fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the manager may sell options further out of the money in order to allow the fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.

3. Cash management and timing. Generally, the manager believes that the fund should be fully invested under normal market conditions. A covered call strategy may be unique relative to most equity portfolios since the short term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the fund (i.e. call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the fund’s cash position following a period of very strong stock appreciation. Given the manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the fund may underperform due to higher than normal cash levels, however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

What is management’s outlook for the market and fund in 2013?

While optimism prevailed in 2012, our perspective suggests that the market may be overlooking the wide variety of risks that remain unresolved. These include worldwide credit issues, the upcoming battle over the domestic debt ceiling, and the possibility that the Fed’s long-standing policy of low interest rates may shift to higher rates. A sign that the “risk on” trade prevailed in 2012 was the rally in the stocks of speculative and highly leveraged companies, matched in the bond market by the preference for long-term and low-quality issuance. This risk awareness should not suggest that we recommend shifting sensible asset allocation strategies. Instead, we believe investors should consider rebalancing portfolios and examining the underlying risks of their holdings. In stocks, we remain convinced that fundamentals continue to count, and we believe investors will be best served by owning solid companies with the ability to produce strong results in all kinds of environments.

TOP TEN STOCK HOLDINGS AS OF 12/31/12

% of net assets

State Street Corp.	3.79%
Mylan Inc.	3.69%
Google Inc., Class A	3.24%
Cisco Systems Inc.	3.17%
Schlumberger Ltd.	2.79%
NIKE Inc., Class B	2.78%
Zimmer Holdings Inc.	2.69%
Celgene Corp.	2.65%
Stryker Corp.	2.58%
Microsoft Corp.	2.52%

SHARE PRICE AND NAV PERFORMANCE FOR
MADISON STRATEGIC SECTOR PREMIUM FUND

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | continued

INDEX DEFINITIONS

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange (CBOE) Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 Index options. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 Index over the next 30-day period, which is then annualized.

The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) call of one-month duration against those positions.

RISKS AND OTHER CONSIDERATIONS

The views expressed in this report reflect those of the Investment Manager only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Equity Risk. The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk. Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Risks of Mid-Cap Companies. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent

MSP | Madison Strategic Sector Premium Fund | Management’s Discussion of Fund Performance | concluded

upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk. To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk. In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage Risk. The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the common shares than a comparable portfolio without leverage.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

MSP | Madison Strategic Sector Premium Fund | December 31, 2012

Portfolio of Investments
	Shares	Value

COMMON STOCK - 84.9%**
Consumer Discretionary - 8.9%
Bed Bath & Beyond Inc.*	20,000	$1,118,200
Best Buy Co. Inc.	65,000	770,250
Kohl’s Corp.	35,000	1,504,300
NIKE Inc., Class B	40,000	2,064,000
Target Corp.	20,000	1,183,400

		6,640,150
Energy - 6.6%
Apache Corp.	21,500	1,687,750
Occidental Petroleum Corp.	15,000	1,149,150
Schlumberger Ltd.	30,000	2,078,700

		4,915,600
Financials - 13.2%
Affiliated Managers Group Inc.*	5,000	650,750
Bank of America Corp.	149,800	1,737,680
Goldman Sachs Group Inc.	14,000	1,785,840
JPMorgan Chase & Co.	10,400	457,288
Morgan Stanley	70,000	1,338,400
State Street Corp.	60,000	2,820,600
Wells Fargo & Co.	30,000	1,025,400

		9,815,958
Health Care - 24.6%
Celgene Corp.*	25,000	1,968,000
Community Health Systems Inc.*	20,000	614,800
Laboratory Corp. of America Holdings*	20,000	1,732,400
Medtronic Inc.	25,000	1,025,500
Mylan Inc.*	100,000	2,748,000
Pfizer Inc.	39,800	998,184
St Jude Medical Inc.	50,000	1,807,000
Stryker Corp.	35,000	1,918,700
Teva Pharmaceutical Industries Ltd., ADR	50,000	1,867,000
UnitedHealth Group Inc.	30,000	1,627,200
Zimmer Holdings Inc.	30,000	1,999,800

		18,306,584
Industrials - 3.6%
Expeditors Int’l of Washington Inc.	35,000	1,384,250
Jacobs Engineering Group Inc.*	30,000	1,277,100

		2,661,350
Information Technology - 25.2%
Adobe Systems Inc.*	20,000	753,600
Apple Inc.	3,500	1,865,605
Applied Materials Inc.	90,000	1,029,600
Check Point Software Technologies Ltd.*	25,000	1,191,000
Cisco Systems Inc.	120,000	2,358,000
EMC Corp.*	30,000	759,000
Facebook Inc.*	25,000	665,750
FLIR Systems Inc.	80,000	1,784,800
Google Inc., Class A*	3,400	2,411,858
Microsoft Corp.	70,000	1,871,100
Nuance Communications Inc.*	55,000	1,227,600
Oracle Corp.	40,000	1,332,800
Symantec Corp.*	80,000	1,504,800

		18,755,513
Materials - 2.8%
Freeport-McMoRan Copper & Gold Inc.	25,000	855,000
Mosaic Co.	22,000	1,245,860

		2,100,860

Total Common Stock
(Cost $64,196,490)		63,196,015

INVESTMENT COMPANIES - 3.3%
SPDR S&P MidCap 400 ETF Trust	2,500	464,275
Invesco Short Term Investments Treasury	1,957,900	1,957,900

Total Investment Companies
(Cost $2,383,015)		2,422,175
	Par Value

U.S. GOVERNMENT AND AGENCY
OBLIGATIONS - 17.1%

U.S. Treasury Bills - 17.1%***
0.13%, 1/10/13	$625,000	624,984
0.14%, 2/7/13	475,000	474,933
0.1%, 2/21/13	2,630,000	2,629,623
0.08%, 3/28/13	4,000,000	3,999,713
0.11%, 4/4/13	2,000,000	1,999,429
0.14%, 5/30/13	3,000,000	2,998,975

Total U.S. Government and Agency
Obligations (Cost $12,727,657)		12,727,657

TOTAL INVESTMENTS - 105.3% (Cost $79,307,162)		78,345,847
NET OTHER ASSETS AND LIABILITIES - (1.4%)		(1,022,159)
TOTAL CALL & PUT OPTIONS WRITTEN - (3.9%)		(2,906,348)

TOTAL NET ASSETS - 100.0%		$74,417,340

*	Non-income Producing
**	All or a portion of these securities’ positions represent covers (directly or through conversion rights) for outstanding options written.
***	All or a portion of these securities are segregated as collateral for put options written. As of December 31, 2012, the total amount segregated was $12,727,657.
ADR	American Depository Receipt
ETF	Exchange Traded Fund

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | December 31, 2012 | continued

Call Options Written	Contracts	Expiration	Strike Price	Market Value

Adobe Systems Inc.	200	April 2013	$35.00	$77,000
Affiliated Managers Group Inc.	50	March 2013	125.00	43,250
Apache Corp.	215	April 2013	87.50	32,788
Apple Inc.	20	February 2013	700.00	2,100
Applied Materials Inc.	500	April 2013	11.00	44,750
Bank of America Corp.	500	May 2013	10.00	103,250
Bank of America Corp.	500	May 2013	12.00	45,500
Bed Bath & Beyond Inc.	200	February 2013	62.50	4,800
Best Buy Co. Inc.	300	March 2013	16.00	12,000
Celgene Corp.	100	January 2013	67.50	113,250
Celgene Corp.	150	April 2013	75.00	104,625
Check Point Software Technologies Ltd.	100	April 2013	46.00	40,000
Check Point Software Technologies Ltd.	150	April 2013	48.00	43,125
Cisco Systems Inc.	300	January 2013	17.50	65,850
Cisco Systems Inc.	400	March 2013	20.00	32,400
Cisco Systems Inc.	500	April 2013	18.00	107,250
EMC Corp.	200	January 2013	26.00	6,100
EMC Corp.	100	April 2013	26.00	11,600
Expeditors International of Washington Inc.	100	January 2013	37.50	22,500
Expeditors International of Washington Inc.	250	May 2013	40.00	56,875
Freeport-McMoRan Copper & Gold Inc.	150	May 2013	43.00	4,575
Goldman Sachs Group Inc.	140	April 2013	130.00	99,050
Google Inc.	34	March 2013	700.00	129,370
Jacobs Engineering Group Inc.	200	April 2013	41.00	67,000
Jacobs Engineering Group Inc.	100	April 2013	43.00	21,750
Kohl’s Corp.	150	January 2013	52.50	375
Kohl’s Corp.	200	April 2013	55.00	2,000
Laboratory Corp. of America Holdings	100	February 2013	85.00	33,000
Laboratory Corp. of America Holdings	100	February 2013	87.50	20,250
Medtronic Inc.	250	May 2013	43.00	33,625
Morgan Stanley	300	January 2013	17.50	54,000
Morgan Stanley	300	April 2013	18.00	65,100
Mosaic Co.	220	March 2013	57.50	50,160
Mylan Inc.	500	April 2013	26.00	119,500
NIKE Inc.	100	January 2013	46.25	55,250
NIKE Inc.	300	April 2013	47.50	160,500
Nuance Communications Inc.	200	January 2013	24.00	2,500
Nuance Communications Inc.	350	April 2013	24.00	36,750
Occidental Petroleum Corp.	150	February 2013	82.50	10,725
Oracle Corp.	200	March 2013	33.00	30,500
Oracle Corp.	200	March 2013	34.00	20,100
Pfizer Inc.	398	March 2013	25.00	28,656
Schlumberger Ltd.	300	March 2013	72.50	59,400
SPDR S&P MidCap 400 ETF Trust	25	January 2013	179.00	19,875
St Jude Medical Inc.	150	February 2013	37.00	17,250
St Jude Medical Inc.	250	April 2013	40.00	20,000

See accompanying Notes to Financial Statements.

9

MSP | Madison Strategic Sector Premium Fund | Portfolio of Investments | December 31, 2012 | concluded

Call Options Written	Contracts	Expiration	Strike Price	Market Value

State Street Corp.	300	May 2013	46.00	$107,250
Stryker Corp.	200	June 2013	55.00	56,500
Symantec Corp.	200	April 2013	20.00	17,300
Target Corp.	200	April 2013	60.00	42,300
UnitedHealth Group Inc.	150	March 2013	55.00	27,074
Wells Fargo & Co.	300	April 2013	35.00	42,150
Zimmer Holdings Inc.	100	March 2013	65.00	36,000
Zimmer Holdings Inc.	200	June 2013	65.00	97,000

Total Call Options Written (Premiums received $2,388,319)				2,555,848

Put Options Written

Apple Inc.	20	February 2013	675.00	291,500
Bed Bath & Beyond Inc	200	February 2013	57.50	57,000
EMC Corp.	200	January 2013	23.00	2,000

Total Put Options Written (Premiums received $167,361)				350,500

Total Options Written, at Value (Premiums received $2,555,680)				$2,906,348

     See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2012

Statement of Assets and Liabilities

ASSETS
Investments, at value (Note 1 and 2)
Short term investments	$14,685,557
Investment securities	63,660,290

Total investments (cost $79,307,162)	78,345,847
Cash	85,762
Receivables
Investment securities sold	37,099
Dividends and interest	50,880

Total assets	78,519,588
LIABILITIES
Options written, at value (premiums received of $2,555,680)	2,906,348
Payables
Investment securities purchased	1,176,400
Auditor fees	15,000
Independent trustee fees	4,500

Total liabilities	4,102,248
NET ASSETS	$74,417,340

Net assets consist of:
Paid in capital	92,465,594
Accumulated net realized loss on investments and options transactions	(16,736,271)
Net unrealized depreciation on investments and options transactions	(1,311,983)

Net Assets	$74,417,340

CAPITAL SHARES ISSUED AND OUTSTANDING
An unlimited number of capital shares authorized, $.01 par value per share (Note 8)	5,798,291

NET ASSET VALUE PER SHARE	$12.83

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2012

Statement of Operations

INVESTMENT INCOME (Note 1)
Interest income	$6,259
Dividend income	902,027

Total investment income	908,286
EXPENSES (Note 3)
Investment advisory	605,228
Administration	18,913
Fund accounting	19,745
Auditor fees	20,000
Independent trustee fees	18,000
Other expenses	59,518

Total expenses	741,404

NET INVESTMENT INCOME	166,882

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(3,334,917)
Options	3,367,269
Net unrealized appreciation (depreciation) on:
Investments	7,985,926
Options	(949,695)

NET GAIN ON INVESTMENTS	7,068,583

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,235,465

     See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2012	2011

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income	$166,882	$8,232
Net realized gain on investments and options transactions	32,352	5,223,827
Net unrealized appreciation (depreciation) on investments and options transactions	7,036,231	(7,561,472)

Total increase (decrease) in net assets resulting from operations	7,235,465	(2,329,413)

DISTRIBUTION TO SHAREHOLDERS (Note 4)
From net investment income	(166,882)	(8,232)
From net capital gains	(23,748)	(5,487,017)
From return of capital	(5,839,593)	(534,974)

Total distributions	(6,030,223)	(6,030,223)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,205,242	(8,359,636)

NET ASSETS
Beginning of period	$73,212,098	$81,571,734

End of period (including undistributed income of $0 and $0, respectively)	$74,417,340	$73,212,098

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund

Financial Highlights

Per Share Operating Performance for One Share Outstanding Throughout the Period

	Year Ended December 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.63	$14.07	$13.83	$10.75	$17.52
Investment operations:
Net investment income (loss)	0.03	0.00 [3]	(0.03)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments
and options transactions	1.21	(0.40)	1.31	4.26	(5.30)

Total from investment operations	1.24	(0.40)	1.28	4.23	(5.27)
Less distributions:
From net investment income	(0.03)	(0.00)[3]	–	–	(0.03)
From capital gains	(0.00)[3]	(0.94)	–	(1.15)	(1.47)
Return of capital	(1.01)	(0.10)	(1.04)	–	–

Total distributions	(1.04)	(1.04)	(1.04)	(1.15)	(1.50)
Net asset value, end of period	$12.83	$12.63	$14.07	$13.83	$10.75
Market value, end of period	$11.09	$10.64	$12.82	$12.23	$8.75
Total investment return
Net asset value (%)	9.92	(2.80)	9.79	41.21	(31.94)
Market value (%)	13.97	(9.24)	14.01	55.81	(36.18)
Ratios and supplemental data
Net assets, end of period (thousands)	$74,417	$73,212	$81,572	$80,178	$62,333
Ratios to Average Net Assets:
Total expenses, excluding interest expense (%)	0.98	0.98	0.98	1.04	1.07
Total expenses, including interest expense (%)	0.98	0.98	0.98	1.23	1.50
Net investment income, including interest expense (%)	0.22	0.01	(0.20)	(0.27)	0.19
Ratios to Average Managed Assets:[1]
Total expenses, excluding interest expense (%)	–	–	–	0.97	0.96
Total expenses, including interest expense (%)	–	–	–	1.13	1.35
Net investment income, including interest expense (%)	–	–	–	(0.25)	0.17
Portfolio turnover (%)	53	83	61	25	41
Senior Indebtedness
Outstanding balance, end of period (thousands)	–	–	–	–	10,000
Average outstanding balance during the period (thousands)	–	–	–	5,671	9,706
Average fund shares during the period (thousands)	–	–	–	5,798	5,798
Average indebtedness per share	–	–	–	0.98	1.67
Asset coverage per $1,000 of indebtedness	–	–	–	–	7,233 [2]

[1]Managed assets is equal to net assets plus average outstanding leverage for periods prior to July 2012.
[2]Calculated by subtracting the fund’s total liabilities (not including borrowings) from the fund’s total assets and dividing by the total borrowings at year-end.
[3]Amount is greater than 0, but less than one penny.
Net asset value figures are based on average daily shares outstanding during the year.

See accompanying Notes to Financial Statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2012

Notes to Financial Statements

Note 1 – Organization.

Madison Strategic Sector Premium Fund (the “Fund”) was organized as a Delaware statutory trust on February 4, 2005. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund commenced operations on April 27, 2005. The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

The Fund will pursue its investment objectives by investing in a portfolio consisting primarily of common stocks of large and mid-capitalization issuers that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Significant Accounting Policies.

(a) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(b) Portfolio Valuation
Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on NASDAQ which are valued at the NASDAQ official closing price (“NOCP”) and options which are valued at the mean between the best bid and best ask price across all option exchanges. Securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their closing bid and ask prices. Mutual funds are valued at their Net Asset Value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

The Fund has adopted Financial Accounting Standards Board (“FASB”) applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended December 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Value at 12/31/12

Assets:
Common Stocks	$63,196,015	$–	$–	$63,196,015
Investment Companies	2,422,175	–	–	2,422,175
U.S. Government and Agency Obligations	–	12,727,657	–	12,727,657

Total	$65,638,190	$12,727,657	$–	$78,345,847

Liabilities:
Written options	$2,906,348	$–	$–	$2,906,348

Total	$2,906,348	$–	$–	$2,906,348

Please see Portfolio of Investments for common stock sector breakdown and listing of all securities within each caption.

There were no transfers between classification levels during the period ended December 31, 2012. As of and during the year ended December 31, 2012, the Fund did not hold securities deemed as a Level 3.

The following table presents the types of derivatives in the Fund and their effect:

Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	—	—	Options written	$2,906,348

The following table presents the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

	Realized Gain on Derivatives:	Change in Unrealized Depreciation on Derivatives

Derivatives not accounted for as hedging instruments

Equity contracts – options	$3,367,269	$(949,695)

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. The effective date of the ASU is for Interim and annual periods beginning after December 15, 2011. The Fund has adopted the disclosures required by this update.

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

In December 2011, the IASB and the FASB issued ASU 2011-11 “Disclosures about Offsetting Assets And Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also intend to improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

(c) Investment Transactions and Investment Income
Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

(d) Clarification of Investment Strategy
Although the investment adviser believes that, under normal conditions, at least 80% of the Fund will be invested in equity securities, it believes that when options are exercised and portfolio securities are called away in exchange for cash, it may not be in the interest of the Fund to immediately invest its cash. Additionally, during periods when the investment adviser believes the stock markets in general are overvalued or when there is perceived domestic or global economic or political risk or when investments in equity securities bear an above average risk of loss, the investment adviser will delay investment of some or all of the Fund’s cash until such periods have ended. Thus, in the investment adviser’s discretion, the Fund’s cash may be held for “temporary defensive purposes,” and might represent a material percentage of the Fund’s portfolio. These periods may last for a few weeks or even for a few months, until more attractive market conditions exist.

Note 3 – Investment Advisory Agreement and Services Agreement.

Pursuant to an Investment Advisory Agreement between the Fund and Madison Asset Management, LLC (the “Adviser”), the Adviser, under the supervision of the Fund’s Board of Trustees, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and trustees of the Fund who are its affiliates. For these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily managed assets on the first $500 million of assets, and 0.60% of the Fund’s average daily managed assets on assets in excess of $500 million.

Under a separate Services Agreement, Madison Investment Advisors, LLC (“MIA”), an affiliate of the Adviser, provides or arranges to provide all necessary operational and support services, for a fee, provided to the Fund. Such services include transfer agent, custodian, legal, and other operational expenses. These fees are accrued daily and are capped at 0.18% of the Fund’s average daily net assets. MIA has assumed responsibility for payment of all expenses greater than 0.18% of average daily net assets other than investment expenses such as brokerage commission costs or interest and fees on loans. This expense cap will terminate in July 2013 unless renewed at that time.

Note 4 – Federal Income Taxes.

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all federal income taxes.

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

The Regulated Investment Company (“RIC”) Modernization Act of 2010 (the “Modernization Act”) modernizes several of the federal income and excise tax provisions related to RICs. The Modernization Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

As of December 31, 2012, for federal income tax purposes, the Fund utilized $23,748 of capital loss carryforward (“CLCF”). The Fund had a remaining CLCF of $16,470,588 which can be used to offset future capital gains. These CLCF will expire on December 31, 2018. Per the Regulated Investment Company Modernization Act of 2010, CLCFs generated in taxable years beginning after December 22, 2010 must be fully used before CLCFs generated in taxable years prior to December 22, 2010; therefore, under circumstances, CLCF available as of the report date may expire unused.

Information on the tax components of investments, excluding option contracts, as of December 31, 2012 is as follows:

Aggregate Cost	$79,572,846

Gross unrealized appreciation	4,259,754
Gross unrealized depreciation	(5,486,753)

Net unrealized depreciation	$(1,226,999)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and post-October transactions.

For the years ended December 31, 2012 and 2011, the tax character of distributions paid to shareholders was $190,630 ordinary income and $5,839,593 return of capital for 2012 and $5,495,249 ordinary income and $534,974 return of capital for 2011.

As of December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized losses	$(16,470,588)
Net unrealized depreciation on investments	(1,226,999)

$(17,697,587)

As of and during the year ended December 31, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Tax years open to examination by tax authorities under the statute of limitations include 2009 through 2012.

Note 5 – Investment Transactions.

During the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $56,340,738 and $47,570,806, respectively. No long term U.S. Government securities were purchased or sold during the period.

Note 6 – Covered Call and Put Options.

An option on a secuity is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying

MSP | Madison Strategic Sector Premium Fund | Notes to Financial Statements | continued

security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Transactions in option contracts during the year ended December 31, 2012 were as follows:

	Number of Contracts	Premiums Received

Options outstanding beginning of period	19,467	$3,929,917
Options written during the period	24,764	5,220,842
Options expired during the period	(15,138)	(3,013,310)
Options closed during the period	(5,036)	(999,543)
Options assigned during the period	(11,785)	(2,582,226)

Options outstanding end of period	12,272	$2,555,680

Note 7 – Capital.

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,798,291 shares issued and outstanding as of December 31, 2012.

In connection with the Fund’s dividend reinvestment plan, there were no shares reinvested for the year ended December 31, 2012 and 2011, respectively.

Note 8 – Indemnifications.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Note 9 – Discussion of Risks.

Please see the Fund’s original prospectus for a discussion of risks associated with investing in the Fund. While investments in stocks and bonds have been keystones in wealth building and management for a hundred years, at times they’ve produced surprises for even the savviest investors. Those who enjoyed growth and income of their investments were rewarded for the risks they took by investing in the markets. When calamity strikes, the word “security” itself seems a misnomer. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there are additional risks that we did not contemplate for any number of reasons. We seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and, of course, to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something you must consider in connection with your investments in securities. Unforeseen events have the potential to upset the best laid plans of man, and could, under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

Note 10 – Subsequent Events.

Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in, the financial statements.

MSP | Madison Strategic Sector Premium Fund | December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Madison Strategic Sector Premium Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the Madison Strategic Sector Premium Fund (the “Fund”), as of December 31, 2012 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the Fund’s custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2012, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
February 26, 2013

MSP | Madison Strategic Sector Premium Fund

Other Information

Federal Income Tax Information. The Fund recognized qualified dividend income of $902,027 during the fiscal year ended December 31, 2012. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2012.

Results of Shareholder Vote. The Annual Meeting of shareholders of the Fund was held on July 27, 2012. At the meeting, shareholders voted on the election of one trustee, Philip E. Blake. The votes cast in favor of election for Mr. Blake were 4,854,848 with 395,230 shares withheld. The other trustees of the Fund whose terms did not expire in 2012 are Katherine L. Frank, James R. Imhoff, Jr., Frank E. Burgess and Lorence D. Wheeler.

Additional Information. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

Forward-Looking Statement Disclosure. One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Proxy Voting Information. The Fund adopted policies that provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolios. Additionally, information regarding how the Fund voted proxies related to portfolio securities, if applicable, during the period ended June 30, 2012, is available upon request and free of charge, by writing to Madison Strategic Sector Premium Fund, 550 Science Drive, Madison, WI 53711 or by calling toll-free at 1-800-368-3195. The Fund’s proxy voting policies and voting information may also be obtained by visiting the Securities and Exchange Commission (“SEC”) web site at www.sec.gov. The Fund will respond to shareholder requests for copies of our policies within two business days of request by first-class mail or other means designed to ensure prompt delivery.

N-Q Disclosure. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Form N-Q and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www. sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Finally, you may call the Fund at 800-368-3195 if you would like a copy of Form N-Q and we will mail one to you at no charge.

Discussion of Contract Renewal (Unaudited). The Board reviewed a variety of matters in connection with the renewal of the Fund’s investment advisory contract with the Adviser. The following description of the Board’s considerations summarizes the process:

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Fund management and the experience of the Adviser and its affiliates as investment manager to other investment

MSP | Madison Strategic Sector Premium Fund | Other Information | continued

companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the respective firm or firms. Representatives of the Adviser discussed the firm’s ongoing investment philosophies and strategies intended to provide performance consistent with the Fund investment objectives under various market scenarios. The Trustees also noted their familiarity with the Adviser and its affiliates due to the Adviser’s history of providing advisory services to its proprietary investment company clients.

The Board also discussed the quality of services provided to the Fund by its transfer agent and custodian as well as the various administrative services provided directly by the Adviser. Such services included arranging for third party service providers to provide all necessary administration to the Fund.

With regard to the investment performance of the Fund and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They reviewed both long-term and short-term performance. They also considered whether any relative underperformance was appropriate to the Adviser’s conservative investment philosophy.

A comprehensive discussion of Fund performance and market conditions occurred during the course of the Board’s review. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser and its affiliates from the relationship with the Fund, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives.

The Board noted that the Adviser or its affiliates provided investment management services to other investment company and/or non-investment company clients and considered the fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require and were wary of “inapt comparisons.” They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should not be used. In the case of non-investment company clients for which the Adviser may act as either investment adviser or subadviser, the Board noted that the fee may be lower than the fee charged to the Fund. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not performed for other institutional clients.

The Trustees reviewed the Fund’s fee structure based on total Fund expense ratio as well as by comparing Fund advisory fees to other fund advisory fees. The Board noted the simple expense structure maintained by the Fund: an advisory fee and a capped administrative “services” expense. The Board noted the total expense ratios paid by other funds with similar investment objectives, recognizing that such a comparison, while not dispositive, was an important consideration.

The Trustees sought to ensure that fees paid by the Fund were appropriate. The Board reviewed materials demonstrating that although the Adviser is compensated for a variety of the administrative services it provides or arranges to provide to the Fund pursuant to its administrative services agreements with the Fund, such compensation does not always cover all costs due to the cap on administrative expenses. Administrative, operational, regulatory and compliance fees and costs in excess of the Services Agreement fees are paid by the Adviser from the investment advisory fees earned. In

MSP | Madison Strategic Sector Premium Fund | Other Information | concluded

this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In reviewing costs and profits, the Board noted that the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Fund officers, as well as facility costs (rent), could not be supported by fees received from the Fund alone. However, the Board recognized that the Fund, as part of a family of funds, is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser. The Trustees noted that total assets managed by the Adviser and its affiliates approximated $16 billion at the time of the meeting. As a result, although the fees paid by the Fund at its present size might not be sufficient to profitably support a stand-alone fund, the Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Fund is important to the Adviser and is managed with the attention given to its other clients.

In considering the renewal of contracts in connection with the Fund, the Board recognized that the obligations, responsibilities and management considerations involved with being an investment adviser to a closed-end fund differ significantly from serving as an investment adviser to an open-end (mutual) fund. As such, the Board focused its attention on the total expense ratios paid by certain other closed-end funds with similar investment objectives. The Board recognized that the Fund’s total expense ratio was low based on such comparisons. In addition, with respect to the various fund portfolios that follow a covered-call equity strategy, the Board recognized that fees charged to a closed-end fund for which the Adviser acts solely as subadviser for another investment adviser could be expected to be lower than the fee charged to funds for which the Adviser acted as sole investment adviser. This reflects the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser that are not performed in a subadvisory capacity.

With regard to the extent to which economies of scale would be realized as the Fund grows, the Trustees recognized that at its current size and in recognition that the Fund is a closed-end fund that does not issue new shares, it was premature to discuss any economies of scale not already factored into existing advisory and services agreements. The Trustees also recognized that, for competitive purposes, the Adviser recommended that the Board approve a reduction in the investment advisory fee paid by the Fund to eliminate any fees being paid on leveraged assets. Finally, they also recognized the fee caps applicable to the Fund.

During the course of the review, counsel to the Independent Trustees confirmed that the Fund’s Independent Trustees met previously in executive session and reviewed the written contract renewal materials provided by the Adviser. He noted that the Independent Trustees had considered such materials in light of the aforementioned Gartenberg standards as well as criteria either set forth or discussed in the recent Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser discussed each matter raised.

After further discussion, analysis and review of the totality of the information presented, including the information set forth above and the other information considered by the Board of Trustees, the Trustees, including the Independent Trustees, concluded that the Fund’s advisory fees are fair and reasonable and that renewal of its Advisory and Services Agreements are in the best interests of the Fund and its shareholders.

Finally, the Board also reviewed the Fund’s applicable Code of Ethics.

Based on the above, the Board renewed the Fund’s contracts for another year.

MSP | Madison Strategic Sector Premium Fund

Trustees and Officers

The address of each trustee and officer of the Fund is 550 Science Drive, Madison, WI 53711, except that Mr. Mason’s address is 8777 N. Gainey Center Drive, #220, Scottsdale, AZ, 85258.

Interested Trustees and Officers

Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Katherine L. Frank[1] 1960	President, 2005 - Present, and Trustee, 2005 - Present	Madison Investment Holdings, Inc. (“MIH”) (affiliated investment advisory firm of Madison), Executive Director and Chief Operating Officer, 2010 - Present; Managing Director and Vice President, 1986 - 2010; Madison Asset Management, LLC (“MAM” or the “Adviser”), Executive Director and Chief Operating Officer, 2010 - Present; Vice President, 2004 - 2010; Madison Investment Advisors, LLC (“Madison”) (affiliated investment advisory firm of the Adviser), Executive Director and Chief Operating Officer, 2010 - Present; President, 1996 - 2010; Madison Mosaic Funds (12 mutual funds), President, 1996 - Present; Madison Covered Call and Equity Strategy Fund (closed end fund), Vice President, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16) (mutual funds), President, 2009 - Present	Madison Mosaic Funds (all but Equity Trust), 2001 - Present; Madison Funds(13) and Ultra Series Fund (16), 2009 - Present

Frank E. Burgess[1] 1942	Trustee and Vice President, 2005 - Present	MIH, Chairman of the Board, 2012 - Present; Former Executive Director and President, 2010 - 2012; Managing Director and President, 1973 - 2010; MAM, Former Executive Director and President, 2010 - 2012; President, 2004 - 2010; Madison, Former Executive Director and President, 2010 - 2012; Madison Mosaic Funds (12 funds), Vice President, 1996 - Present; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - 2012	Madison Mosaic Funds (12), 1996 - Present; Capitol Bank of Madison, WI, 1995 - Present; American Riviera Bank of Santa Barbara, CA, 2006 - Present

[1] “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers | continued

Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Jay R. Sekelsky 1959	Vice President, 2005 - Present	MIH, Executive Director and Chief Investment Officer, 2010 - Present; Managing Director and Vice President, 1990 - 2010; MAM, Executive Director and Chief Investment Officer, 2010 - Present; Madison, Executive Director and Chief Investment Officer, 2010 - Present; Vice President, 1996 - 2010; Madison Mosaic Funds (12 funds), Vice President, 1996 - Present; Madison Covered Call and Equity Strategy Fund, Vice President, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present	N/A

Paul A. Lefurgey 1964	Vice President, 2010 - Present	MIH, Managing Director and Head of Fixed Income Investments, 2005 - Present; MAM and Madison, Managing Director and Head of Fixed Income Investments, 2010 - Present; MEMBERS Capital Advisors, Inc. (“MCA”) (investment advisory firm), Madison, WI, Vice President 2003 - 2005; Madison Mosaic Funds (12 funds), Vice President, 2009 - Present; Madison Funds (13) and Ultra Series Fund (16), Vice President, 2009 - Present; MCN, Vice President, 2013 - Present	N/A

Greg D. Hoppe 1969	Treasurer, 2009 - Present; Chief Financial Officer, 2005 - 2009	MIH and Madison, Vice President, 1999 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (12 funds), Treasurer, 2009 - Present; Chief Financial Officer, 1999 - 2009; Madison Covered Call and Equity Strategy Fund, Vice President, 2008 - Present; Madison Funds(13) and Ultra Series Fund (16), Treasurer, 2009 - Present; MCN, Treasurer, 2013 - Present	N/A

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers | continued

Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Holly S. Baggot 1960	Secretary and Assistant Treasurer, 2010 - Present	MIH and Madison, Vice President, 2010 - Present; MAM, Vice President, 2009 - Present; Madison Mosaic Funds (12 funds), Secretary and Assistant Treasurer, 2009 - Present; Madison Funds (13) and Ultra Series Fund (16), Assistant Treasurer, 2009 - Present; Secretary, 1999 - Present; Treasurer, 2008 - 2009; Assistant Treasurer, 1997 - 2007; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of the Adviser), Vice President, 2012 - Present; MCA, Director-Mutual Funds, 2008 - 2009; Director-Mutual Fund Operations, 2006 - 2008; Operations Officer-Mutual Funds, 2005 - 2006; Senior Manager-Product & Fund Operations, 2001 - 2005; MCN, Secretary and Asst. Treasurer, 2013 - Present	N/A

W. Richard Mason 1960	Chief Compliance Officer, 2005 - Present; Corporate Counsel and Assistant Secretary, 2009 - Present; General Counsel and Secretary, 2005 - 2009	MIH, MAM, Madison, and Madison Scottsdale, LC (an affiliated investment advisory firm of the Adviser), Chief Compliance Officer and Corporate Counsel, 2009 - Present; General Counsel and Chief Compliance Officer, 1996 - 2009; MFD, Principal, 1998 - Present; Concord Asset Management, LLC (“Concord”) (an affiliated investment advisory firm of the Adviser), General Counsel, 1996 - 2009; NorthRoad Capital Management LLC (“NorthRoad”) (an affiliated investment advisory firm of the Adviser), Chief Compliance Officer and Corporate Counsel, 2011 - Present; Madison Mosaic Funds (12 funds), Chief Compliance Officer, Corporate Counsel, and Assistant Secretary, 2009 - Present; Secretary, General Counsel, Chief Compliance Officer, 1992 - 2009; Madison Funds (13) and Ultra Series Fund (16), Chief Compliance Officer, Corporate Counsel and Assistant Secretary, 2009 - Present; MCN, Chief Compliance Officer, Corporate Counsel and Assistant Secretary; 2013 - Present	N/A

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers | continued

Position(s)
Name and	and Length of	Principal Occupation(s)	Other Directorships/
Year of Birth	Time Served	During Past Five Years	Trusteeships

Pamela M. Krill 1966	General Counsel, Chief Legal Officer and Assistant Secretary, 2010 - Present	MIH, MAM, Madison, Madison Scottsdale, LC, MFD, and Concord, General Counsel and Chief Legal Officer, 2009 - Present; NorthRoad, General Counsel & Chief Legal Officer, 2011 - Present; MCN, General Counsel, Chief Legal Officer and Assistant Secretary, 2013 - Present; Madison Mosaic Funds (12 funds), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; Madison Funds (13) and Ultra Series Fund (16), General Counsel, Chief Legal Officer and Assistant Secretary, 2009 - Present; CUNA Mutual Insurance Society (insurance company with affiliated investment advisory, brokerage and mutual fund operations), Madison, WI, Managing Associate General Counsel-Securities & Investments, 2007 - 2009; Godfrey & Kahn, S.C. (law firm), Madison and Milwaukee, WI, Shareholder, Partner, Securities Practice Group, 1994-2007	N/A

Independent Trustees

	Position(s)		Portfolios
Name and	and Length of	Principal Occupation(s)	Overseen in
Year of Birth	Time Served [1]	During Past Five Years	Fund Complex[2]	Other Directorships/Trusteeships

Philip E. Blake 1943	Trustee, 2005 - Present	Retired investor; Lee Enterprises, Inc (news and advertising publisher), Madison, WI, Vice President, 1998 - 2001; Madison Newspapers, Inc., Madison, WI, President and Chief Executive Officer, 1993 - 2000	43	Edgewood College, 2003 - Present; Chairman of the Board, 2010 - 2012; Nerites Corporation (technology company), 2004 - Present; MCN, 2012 - Present; Madison Mosaic Funds (12 funds), 2001 - Present; Madison Covered Call & Equity Strategy Fund, 2013 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

James R Imhoff, Jr. 1944	Trustee, 2005 - Present	First Weber Group (real estate brokers), Madison, WI, Chief Executive Officer, 1996 - Present	43	Park Bank, 1978 - Present; Madison Mosaic Funds (12 funds), 1996 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

MSP | Madison Strategic Sector Premium Fund | Trustees and Officers | concluded

	Position(s)		Portfolios
Name and	and Length of	Principal Occupation(s)	Overseen in
Year of Birth	Time Served [1]	During Past Five Years	Fund Complex[2]	Other Directorships/Trusteeships

Lorence D. Wheeler 1938	Trustee, 2005 - Present	Retired investor; Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide), Madison, WI, President, 1986 - 1997	43	Grand Mountain Bank FSB and Grand Mountain Bancshares, Inc. 2003 - Present; Madison Mosaic Funds (12 funds), 1996 - Present; Madison Covered Call & Equity Strategy Fund, 2005 - Present; Madison Funds (13) and Ultra Series Fund (16), 2009 - Present

[1] Independent Trustees serve in such capacity until the Trustee reaches the age of 76, unless retirement is waived by unanimous vote of the remaining Trustees on an annual basis.

[2] As of the date of this report, the fund complex consists of the Fund, the Madison Funds (f/k/a MEMBERS Mutual Funds) with 13 portfolios, the Ultra Series Fund with 16 portfolios, and the Madison Mosaic Equity, Income, Tax-Free and Government Money Market Trusts, which together have 12 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund) for a grand total of 43 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

MSP | Madison Strategic Sector Premium Fund | December 31, 2012

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

MSP | Madison Strategic Sector Premium Fund | Dividend Reinvestment Plan | concluded

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., 250 Royall St., Canton, MA 02021, Phone Number: 1-877-373-6374.

Board of Trustees	Officers	Investment Adviser
Philip E. Blake	Katherine L. Frank	Madison Asset Management, LLC
Frank Burgess	President	550 Science Drive
Katherine L. Frank	Frank Burgess	Madison, WI 53711
James Imhoff, Jr.	Vice President
Lorence Wheeler	Jay Sekelsky	Custodian
	Vice President	State Street Bank
	Paul Lefurgey	Kansas City, Missouri
Vice President
	W. Richard Mason	Transfer Agent
	Chief Compliance Officer	Computershare Investor Services, LLC
	& Asst. Secretary	Canton, Massachusetts
Greg Hoppe
	Treasurer	Independent Registered
	Holly S. Baggot	Public Accounting Firm
	Secretary & Assistant Treasurer	Grant Thornton LLP*
	Pam Krill	Chicago, Illinois
General Counsel, CLO &;
Asst. Secretary

*Grant Thornton LLP audited the Funds’ 2012 financial statements; however, beginning January 1, 2013, Deloitte & Touche LLP has been appointed as the Funds’ independent registered public accounting firm.

Question concerning your shares of Madison Strategic Sector Premium Fund?

•	If your shares are held in a Brokerage Account, contact your Broker
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., 250 Royall Street, Mail Stop 1A Canton, MA 02021

This report is sent to shareholders of Madison Strategic Sector Premium Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

In July 2012, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principle executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principle executive and principle financial officer have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

This page was intentionally left blank.

Item 2. Code of Ethics.

(a) The Madison Strategic Sector Premium Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was first adopted during the fiscal year ended December 31, 2005.

(c) The code has not been amended since it was initially adopted.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Strategic Sector Premium Fund  Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In July 2012, James Imhoff, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Total audit fees paid to the registrant's principal accountant for the fiscal year ended December 31, 2012 were approved  not to exceed $20,000 (plus typical expenses in connection with the audit such as postage, photocopying, etc.).  For the fiscal year ended December 31, 2011, this amount was $20,000. The registrant is affiliated with the Madison Mosaic family of open-end investment companies which paid the registrant's principal accountant an additional $89,100 and $91,800, respectively, for audit services provided to such funds for such periods.

(b) Audit-Related Fees.  None.

(c) Tax-Fees.  None incurred during the period covered by this report.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Philip Blake, James Imhoff and Lorence Wheeler.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

Proxy Voting Policies

Our policies regarding voting the proxies of securities held in client accounts depend on the nature of our relationship to the client. When we are an ERISA fiduciary of an account, there are additional considerations and procedures than for all other (regular) accounts. In all cases, when we vote client proxies, we must do so in the client's best interests as described below by these policies.

Regular Accounts

We do not assume the role of an active shareholder when managing client accounts. If we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism.

Making the Initial Decision on How to Vote the Proxy

As stated above, our goal and intent is to vote all proxies in the client's best interests. For practical purposes, unless we make an affirmative decision to the contrary, when we vote a proxy as the Board of Directors of a company recommends, it means we agree with the Board that voting in such manner is in the interests of our clients as shareholders of the company for the reasons stated by the Board. However, if we believe that voting as the Board of Directors recommends would not be in a client's best interests, then we must vote against the Board's recommendation.

As a matter of standard operating procedure, all proxies received shall be voted (by telephone or Internet or through a proxy voting service), unless we are not authorized to vote proxies. When the client has reserved the right to vote proxies in his/her/its account, we must make arrangements for proxies to be delivered directly to such client from its custodian and, to the extent any such proxies are received by us inadvertently, promptly forward them to the client.

Documenting our Decisions

In cases where a proxy will NOT be voted or, as described below, voted against the Board of Directors recommendation, our policy is to make a notation to the file containing the records for such security (e.g., Corporation X research file, since we may receive numerous proxies for the same company and it is impractical to keep such records in the file of each individual client) explaining our action or inaction, as the case may be. Alternatively, or in addition to such notation, we may include a copy of the rationale for such decision in the appropriate equity correspondence file.

Why would voting as the Board recommends NOT be in the client's best interests?

Portfolio management must, at a minimum, consider the following questions before voting any proxy:

1. Is the Board of Directors recommending an action that could dilute or otherwise diminish the value of our position? (This question is more complex than it looks: We must consider the time frames involved for both the client and the issuer. For example, if the Board of Directors is recommending an action that might initially cause the position to lose value but will increase the value of the position in the long-term, we would vote as the Board recommended for if we are holding the security for clients as a long-term investment. However, if the investment is close to our valuation limits and we are anticipating eliminating the position in the short-term, then it would be in our clients' best interests to vote against management's recommendation.)

2. If so, would we be unable to liquidate the affected securities without incurring a loss that would not otherwise have been recognized absent management's proposal?

3. Is the Board of Directors recommending an action that could cause the securities held to lose value, rights or privileges and there are no comparable replacement investments readily available on the market? (For example, a company can be uniquely positioned in the market because of its valuation compared with otherwise comparable securities such that it would not be readily replaceable if we were to liquidate the position. In such a situation, we might vote against management's recommendation if we believe a "No" vote could help prevent future share price depreciation resulting from management's proposal or if we believe the value of the investment will appreciate if management's proposal fails. A typical recent example of this type of decision is the case of a Board recommendation not to expense stock options, where we would vote against management's recommendation because we believe expensing such options will do more to enhance shareholder value going forward.)

4. Would accepting the Board of Directors recommendation cause us to violate our client's investment guidelines? (For example, a Board may recommend merging the company into one that is not permitted by client investment guidelines, e.g. a tobacco product company, a foreign security that is not traded on any US exchange or in US dollars, etc., restrictions often found in client investment guidelines. This would be an unusual situation and it is possible we would, nevertheless, vote in favor of a Board's recommendation in anticipation of selling the investment prior to the date any vote would effectively change the nature of the investment as described. Moreover, this does not mean we will consider any client-provided proxy voting guidelines. Our policy is that client investment guidelines may not include proxy voting guidelines if our firm will vote account proxies. Rather, we will only vote client proxies in accordance with these guidelines. Clients who wish their account proxies to be voted in accordance with their own proxy voting guidelines must retain proxy voting authority for themselves.)

Essentially, we must "second guess" the Board of Directors to determine if their recommendation is in the best interests of our clients, regardless of whether the Board thinks their recommendation is in the best interests of shareholders in general. The above questions should apply no matter the type of action subject to the proxy. For example, changes in corporate governance structures, adoption or amendments to compensation plans (including stock options) and matters involving social issues or corporate responsibility should all be reviewed in the context of how it will affect our clients' investment.

In making our decisions, to the extent we rely on any analysis outside of the information contained in the proxy statements, we must retain a record of such information in the same manner as other books and records (2 years in the office, 5 years in an easily accessible place). Also, if a proxy statement is NOT available on the SEC's EDGAR database, we must keep a copy of the proxy statement.

Addressing Conflicts of Interest

Although it is not likely, in the event there is a conflict of interest between us and our client in connection with a material proxy vote (for example, (1) the issuer or an affiliate of the issuer is also a client or is actively being sought as a client or (2) we have a significant business relationship with the issuer such that voting in a particular manner could jeopardize this client and/or business relationship), our policy is to alert affected client(s) of the conflict before voting and indicate the manner in which we will vote. In such circumstances, our client(s) may instruct us to vote in a different manner. In any case, we must obtain client consent to vote the proxy when faced with a conflict of interest. If the conflict involves a security held by a mutual fund we manage, then we must present the material conflict to the Board of the applicable fund for consent or direction to vote the proxies. If the conflict involves a security held by wrap accounts, then we may present the conflict to the wrap sponsor, as our agent, to obtain wrap client consent or direction to vote the proxies. Note that no conflict generally exists for routine proxy matters such as approval of the independent auditor (unless, of course, the auditor in question is a client, we are seeking the auditor as a client or we have a significant business relationship with the auditor), electing an uncontested Board of Directors, etc.

In the event it is impractical to obtain client consent to vote a proxy when faced with a conflict of interest, or at the request of the applicable fund Board, the firm will employ the services of an independent third party "proxy services firm" to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisors Act of 1940, as amended.  The firm has retained the firm of Glass Lewis & Co. to serve in this capacity.  All investment company Boards for which we provide investment management services have requested we utilize the recommendations of Glass Lewis & Co. in cases of conflicts of interest.

Once any member of the relevant portfolio management team determines that it would be in our clients' best interests to vote AGAINST management recommendations (or, for Madison Scottsdale and Concord Asset Management, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the Investment Committee, or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person), to ratify the decision to stray from our general policy of voting with management. Such ratification need not be in writing.

The Investment Committee or any subcommittee appointed by the Investment Committee from among its members (such subcommittee may be a single person) shall monitor potential conflicts of interest between our firm and clients that would affect the manner by which we vote a proxy. We maintain a "conflicted list" for proxy voting purposes.

As of January 1, 2004, Jay Sekelsky represents the Investment Committee subcommittee described above...

Voting Proxies of Securities No Longer Owned

We may be entitled to vote a proxy because a security was held in a client portfolio on the record date but have subsequently sold the security from the client’s account prior to the meeting date to which the proxy relates.  In such situations, our vote has no economic value to the client who is not a shareholder of the company soliciting the proxy vote.  Therefore, our policy is to vote proxies of securities no longer owned in accordance with management recommendation or, if practical, not vote them at all.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of the adviser to the registrant and Madison Investment Holdings, Inc., and Ray DiBernardo, Portfolio Manager of the adviser to the registrant, are jointly responsible for the day-to-day management of the registrant.  The adviser to the registrant, Madison Asset Management, LLC, is a subsidiary of Madison Investment Holdings, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

Frank Burgess:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3 (including the Trust)	$326 million (including the Trust)	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ray DiBernardo
Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	3 (including the Trust)	$326 million (including the Trust)	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan. The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2012, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison Strategic Sector Premium Fund	$100,001 - $500,000
Ray DiBernardo	Madison Strategic Sector Premium Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2 (no change from the previously filed Code).

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Strategic Sector Premium Fund

By: (signature)

W. Richard Mason, Chief Compliance Officer and Assistant Secretary
Date: February 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: (signature)

Katherine L. Frank, Principal Executive Officer
Date: February 22, 2013

By:  (signature)

Greg Hoppe, Principal Financial Officer
Date: February 22, 2013